[EXHIBIT 32.1]

         CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350
       (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Harvey Judkowitz, Chief Executive Officer and Chief Financial Officer of UniPro Financial Services, Inc. (the "Registrant"), hereby certifies to the best of my knowledge, based upon a review of the Annual Report on Form 10SB12g he period ended October 31, 2003 (the "Report") of the Registrant, that:

   (1)  The  Report  fully complies with the requirements  of
section        13(a) of the Securities Exchange Act of  1934,
as amended; and

   (2) The information contained in the Report, fairly presents, in all material respects, the financial condition condition and results of operations of the Registrant.


December 2, 2003


                             By: /s/  Harvey Judkowitz
                                -----------------------------
                                Chief Executive Officer
                                Chief Financial Officer